INVESTOR PRESENTATION SPRING 2019 NASDAQ GM: ARTX WWW.AROTECH.COM

SAFE HARBOR STATEMENT . This presentation contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries, (collective ”the company”), to the extent such statements do not relate to historical or current fact. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and Arotech’s other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech’s latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Arotech does not undertake to update its forward-looking statements. Nasdaq: ARTX 2

AROTECH CORPORATION . Arotech Corporation is a global leading provider of quality defense and security products for the military, law enforcement and homeland security markets, including multimedia interactive simulators/trainers and advanced power supplies, batteries and chargers. Arotech Corporation (Delaware) NASDAQ-ARTX 500 Employees Market Cap ~$65 M Training and Power Systems Simulation Division Michigan Florida South Carolina Israel Nasdaq: ARTX 3

INVESTMENT HIGHLIGHTS . Committed to growth . Leading market positions in attractive end markets with significant barriers to entry . Growth drivers are in place and select opportunities could lead to significant growth . Have invested in new product lines and product improvements . Reduced Corporate Cost Structure . Board of Directors and management focused on growth, operational efficiency and creating long- term shareholder value . Smaller Board and Executive teams AROTECH CORPORATE EXPENSE (000s) $8,186 $7,489 $4,122 $4,133 2015 2016 2017 2018 Nasdaq: ARTX 4

DIVERSIFIED REVENUE BASE 2018 Revenue by Division Numerous & diverse revenue sources . Training and Simulation . Air Warfare 29% . Vehicle Simulation 39% 59% . Use-of-Force 26% . Warranty 6% 41% $40M @ 59% 17% GM . Power Systems $57M @ 41% GM . Contract Manufacturing 38% . Power Distribution & Generation 15% 41% . Batteries 34% . Engineering Services 13% Training & Simulation Power Systems A growing simulation division and near term opportunities in power Nasdaq: ARTX 5

FINANCIAL OVERVIEW ($ in millions) Revenue 140 120 CMS MEHPS 100 80 CDT $95 60 Guidance VCTS Range - 40 $105 20 (1) 0 2015 2016 2017 2018 2019E 2020E Adjusted EBITDA $7.0 $7.0 Guidance Guidance Range - $8.0 $8.0 $7.1 $7.6 $6.1 (1) 2015 2016 2017 2018 2019 E Training & Simulation Power Systems Total Company Incremental Revenue over 2019 Incremental Revenue over 2019 Estimate (1) Guidance range provided by company as of May 9, 2019. Arotech undertakes no obligation to update its estimates Nasdaq: ARTX 6

TRAINING AND SIMULATION DIVISION TRAINING AND SIMULATION DIVISION Arotech’s Training and Simulation Division (ATSD) develops and provides an extensive array of trainers and simulators for all kinds of equipment and situations for military, law enforcement and commercial customers. Our simulators safely and economically train people from municipal rail and bus drivers to military pilots and convoy crews to respond immediately and appropriately in threatening and dangerous situations while under extreme pressure. AIR WARFARE VEHICLE JUDGMENTAL RESEARCH SIMULATION SIMULATORS USE OF FORCE SIMULATION Nasdaq: ARTX 7

TRAINING AND SIMULATION DIVISION

FAAC INCORPORATED
MILO RANGE
Realtime technologies, inc

	Military Vehicle Simulators	Commercial/Municipal Vehicle Simulators	Air Warfare Simulations	Judgmental Use of Force	Research Simulation
					
Description	▪ Provides high fidelity vehicle simulators for use in operator training for every wheeled vehicle platform in the U.S. military	▪ Designs and manufactures vehicle simulators for use in municipal end markets such as EMS, fire and police	▪ Provides weapon simulations used to train military pilots in the effective use of air-launched weapons, mostly for classified customers	▪ Provides training products focused on the proper employment of hand-carried weapons, primarily for law enforcement personnel	▪ Specializes in multi-body vehicle dynamics modeling and graphical simulation for research and development solutions
Key Customers	▪ U.S. Army ▪ U.S. Marine Corps ▪ Department of Homeland Security	▪ CAPOST ▪ DHS ▪ New York City ▪ City of Toronto ▪ City of London ▪ Washington, DC	▪ U.S. Air Force ▪ U.S. Air National Guard ▪ U.S. Navy ▪ Raytheon ▪ Lockheed Martin ▪ Cubic ▪ Boeing ▪ Taiwan	▪ DHS ▪ FBI ▪ Most major U.S. municipalities (800 systems) ▪ Hong Kong ▪ Emerging international markets	▪ Major automotive companies ▪ Large universities, including University of Minnesota, Beijing Jiaotong University, and University of Michigan, Ohio State
Key Products	▪ VCTS ▪ CDT ▪ ODS ▪ MTVR	▪ Police ▪ Bus ▪ Rail ▪ Fire & rescue	▪ ZAP ▪ Training Range Software ▪ MACE ▪ BOSS	▪ MILO Range ▪ MILO Range Theater ▪ MILO Range Live Fire ▪ M-SATS ▪ FDU	▪ SimCreator ▪ SimVista ▪ SimObserver ▪ Research Simulators

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TRAINING & SIMULATION High Speed Weapon Simulation ZAP – Zone Acquisition Process . Contracting with Lockheed, Boeing, F-15 Raytheon, USAF, Cubic . Multi-year software support contracts F-18 . Active every year on all platforms F-16 . Continually expanded and enhanced as the F-22 operational flight programs are updated and new weapons/capabilities are added F-35 . New markets with Aggressor Squadrons, TA- 50, UAVs, and situational awareness on non- fighter platforms $16,000 Weapon Simulation Revenues (000) $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 2015 2016 2017 2018 Nasdaq: ARTX 9

TRAINING & SIMULATION Commercial Simulators . Strong sales for Q1 2019 . Benefiting from volume production . Significant awards from: . Bombardier . Detroit’s Suburban Mobility Authority for Regional Transportation (SMART) . City of Detroit Bus and Police . Kentucky Community & Technical College System (KCTCS) Nasdaq: ARTX 10

TRAINING & SIMULATION . Use of Force and de-escalation training for law enforcement and military customers . New sales records in 2017 and 2018 . Full range of product offerings . Theater 180 and Theater 300 systems for immersive fields of view . Wireless distraction device . Live fire training . MILO M-SATS modular trainer Nasdaq: ARTX 11

TRAINING & SIMULATION – KEY PROGRAMS . Train route clearance teams to detect and neutralize improvised explosive devices (IEDs) . $41M Sole-Source award to FAAC expected to bring 5 more years of innovation . 3 Phase Program with first phase being delivered, second phase under development, and third phase slated for award Q1 2020 (est.) Nasdaq: ARTX 12

TRAINING & SIMULATION – KEY PROGRAMS • Awarded June 2018 • $28.9M contract with 57 month POP . $18.7M funded . Upgrade for 7 USMC CCSs located at 5 sites . $10.2M in contract options . On-site CLS . Upgrade for 2 Navy Systems . Travel and ODCs Nasdaq: ARTX 13

US ARMY COMMON DRIVER TRAINER . Single Award Indefinite Delivery/Indefinite Quantity (SA IDIQ) with an estimated ordering ceiling of $110M over 7 year period of performance . Proposals have been submitted with expected award 2nd half of 2019. Nasdaq: ARTX 14

POWER SYSTEMS DIVISION POWER SYSTEMS DIVISION Arotech’s Power Systems Division (APSD) develops and provides sophisticated portable energy solutions designed to complex and demanding customer specifications for diverse applications from vehicle power, clean energy power generation, power distribution and management, military field equipment to life vest lights, satellite radios and unmanned vehicles. Arotech’s solutions are produced primarily for military, aerospace and industrial customers. HYBRID POWER TACTICAL CUSTOM BATTERY POWER MANAGEMENT BATTERIES SOLUTIONS Nasdaq: ARTX 15

POWER SYSTEMS DIVISION Established and Diverse Customer Base Includes: Product Areas: Market: . Hybrid Power Military Generation Medical Commercial . High Energy Systems . Lithium Rechargeables . C4ISR . Distributed Power Management . Contract Manufacturing Nasdaq: ARTX 16

POWER SYSTEMS – KEY PROGRAMS



GREENS/Hybrid Power 1kW Solution

- Lightweight, compact, man portable renewable power solution
- Collects and stores solar energy and converts it to clean, reliable power
- Hybrid capability allows use of a generator with auto-start if desired
- Voltage Output: 22-30 VDC
- Power Output: 1kW of power and up to five systems can be paralleled together to provide 5kW of power

Mobile Electric Hybrid Power Sources – 5kW+ Solution

- Modular, compact, trailer or rack-mountable hybrid power solution
- Collects and stores energy from a solar and generator to deliver clean, reliable power
- Hybrid system capability intelligently integrates solar and generator power to further reduce fuel consumption
- Voltage Output: 1P 120V / 3P 208V 60 Hz
- Power Output: 5kW to 10kW
- Delivers Hours of Silent Watch
- Marine Corps estimates production at $80M+ / Under evaluation by the US Army



GREENS Gen I
Prototype Delivery
Sep 2010





GREENS Gen I
LRIP Delivery
Mar 2011





GREENS Gen II
FRP
Jul 2012 – Dec 2014





MHEES
Concept Refinement
Jan 2015



MHEES Delivery
Sep 2015



MEHPS Delivery
Q4 2017



USMC Testing
12/2017-12/2018

US Army Testing
3/2018-7/2019

MEHPS
Production
RFP
August
2019

2010 — 2011 — 2012 — 2013 — 2014 — 2015 — 2016 — 2017 — 2018 — 2019

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POWER SYSTEMS – KEY PROGRAMS Cyber Mission Kitting Systems Contract . $949M Multiple Award Contract (MAC) Indefinite Delivery Indefinite Quantity (IDIQ) . Awarded August 2018. . 5 Awardees share contract ceiling and compete for task orders. . UEC Electronics is prime with twenty-two exclusive subcontractors. . One of three major contract vehicles used by Naval Information Warfare Command (NIWC) – formerly SPAWAR-Atlantic . 5 year base contract, with one two-year option period . Contract is predominately production related with end-item products rather than services. . Initial task order solicitations are expected in Q2 2019. Nasdaq: ARTX 18

POWER SYSTEMS - ISRAELI MINISTRY OF DEFENSE Rechargeable Batteries Batteries for Satellites, UAVs, Tanks, Rockets, Submarines, Life Vests Nasdaq: ARTX 19

POWER SYSTEMS – RECHARGEABLE BATTERIES Israel Defense Forces Tactical Batteries . Converted Israel Defense Forces from primary lead acid to Lithium Ion rechargeable batteries . Four most common tactical batteries numbering in the hundreds of thousands and worth $38M . Thousands of chargers . Completed at end of 2017 . Extended battery life points to expected replacement work beginning in 2020 Nasdaq: ARTX 20

POWER SYSTEMS – NEW MARKETS Medical Batteries . Standard Medical batteries . Custom Medical battery solutions . New market for Epsilor and Electric Fuel . Li-Ion batteries for medical devices . Cancer treatment . Medical Cannabis . Ventilators . Renal monitoring . Novocure Tumor Treating Fields . Steadily growing demand with product success . Over 10,000 batteries in 2019 Nasdaq: ARTX 21

POWER SYSTEMS – NEW MARKETS Lead Acid Replacement 6T . Selling test quantities worldwide . Israel Ministry of Defense is our main development and test field . Israeli Defense Force – Procurement and Operational Status . Field test of 3,000 km onboard Merkava main battle tank . First serial order for wide field test . Ministry of Defense – Industrial Readiness . Funded program to build up a semi-automatic assembly line . Funding of new R&D program for fire suppression and propagation prevention improvements Nasdaq: ARTX 22

POWER SYSTEMS – NEW MARKETS Lead Acid Replacement UPS . Made possible by the continuing decline in Lithium battery cell pricing. . Lithium Ion based DC UPS . 5 times longer life time . 5 times lower weight and size . Life cycle cost benefit . 4G and 5G telecom networks . Surveillance stations . Smart UPS . High performance power Ethernet switch . Built-in interface for remote monitoring and control of battery and power status Nasdaq: ARTX 23